Convertible senior notes	12 Months Ended
Dec. 31, 2019
Debt Instruments [Abstract]
Convertible Debt [Text Block]
13. Convertible senior notes
On July 1, 2019, the Company issued US$300 million convertible senior notes (the “Notes”) to several initial purchasers and an additional US$45 million principal amount of the Notes pursuant to the initial purchaser’s option to purchase additional Notes. The Notes are senior, unsecured obligations of the Company, and interest is payable semi-annually in cash at a rate of 1.00% per annum on July 1 and January 1 of each year, beginning on January 1, 2020. The Notes will mature on July 1, 2026 unless earlier repurchased, converted, or redeemed prior to such date.
The initial conversion rate of the Notes is 106.2756 of the Company’s ADS per US$1,000 principal amount of Notes (which is equivalent to an initial conversion price of approximately US$9.41 per
ADS) and will be subject to adjustment in certain events but will not be adjusted for accrued and unpaid interest, if any. The conversion rate will be subject to adjustment in certain events but will not be adjusted for accrued and unpaid interest, if any. In addition, following a make-whole fundamental change that occur prior to the maturity date or following the Company’s delivery of a notice of tax redemption, the Company will, under certain circumstances, increase the conversion rate for the Notes so surrendered for conversion by a number of additional ADSs. Upon conversion, the Company will be physically settled by delivering to the converting holder a number of ADSs equal to the conversion rate in effect immediately prior to the close of business on the relevant conversion date and pay cash in lieu of any fractional ADS deliverable upon conversion based on the last reported sale price of the ADSs on the relevant conversion date.
The holders may require the Company to repurchase for cash all or any portion of their Notes on July 1, 2022 (the “Repurchase Date”) at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the Repurchase Date.
The net proceeds from the issuance of the Notes were US$334 million (equivalent to RMB 2,290 million at the exchange rates in July 1, 2019), after deducting underwriting discounts and offering expenses of US$11 million (equivalent to RMB 73 million at the exchange rates in July 1, 2019) from the initial proceeds of US$345 million. The underwriting discounts and offering expenses are amortized at an effective interest rate of 2.07% to accrete the discounted carrying value of the Notes to its face value on July 1, 2022, the repurchase date of the Notes. As of December 31, 2019, the liability was
RMB 2,402 million (US$345 million), unamortized debt discount and offering expenses was RMB 62 million (US$9 million), and net carrying amount of the liability was RMB 2,340 million (US$336 million). The liability will be accreted over a remaining period of 2.5 years.
In connection with the issuance of the Notes, the Company purchased the capped call options on the Company’s ADS with certain counterparties by using US$28 million from the net proceeds of the Notes Offering to pay the cost of such transactions. A capped call is a call option purchased by the Company with a strike price equal to the conversion price but the settlement price is capped at an amount equal to what would be the strike price of the separate high strike call option.
The purpose of the capped call was to effectively raise the conversion price on the Notes from US$9.4095 (strike price) to US$12.9150 (cap price) per ADS, and mitigate the potential future dilution upon conversion of the Notes.
The cost of the capped call of US$28 million (equivalent to RMB 193 million) was recorded as a reduction of the Company’s additional paid-in capital on the consolidated statements of shareholders’ equity with no subsequent changes in fair value to
be recorded.